Exhibit 32.1


                                 CERTIFICATION
          PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Regal Group, Inc. (the "Company") on Form 10-Q for the period ended May 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, ERIC WILDSTEIN, President, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. {section} 1350, as adopted pursuant to {section}906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents,  in  all  material respects, the financial condition and results of operations of the Company.



Date:  July 12, 2010


/s/ Eric Wildstein
ERIC WILDSTEIN
President, Chief Executive Officer
and Director